SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2007

General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32845 (Commission File Number)	32-0163571 (I.R.S. Employer Identification No.)

260 South Los Robles, Suite 217 Pasadena, California (Address of Principal Executive Offices)	91101 (Zip Code)

(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On September 14, 2007, General Finance Corporation (“we,” “us,” “our” or the “company”) issued a press release announcing the completion of our acquisition of RWA Holdings Pty Limited, or RWA. A copy of our press release is attached as Exhibit 99.1 to this Report and incorporated herein by reference.

Detailed information relating to us and RWA will be disclosed in a subsequent Current Report on Form 8-K, which we expect to file on a timely basis.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits.

The following exhibit is included in this Report:

99.1	Press release of General Finance Corporation dated September 14, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION

Dated: September 14, 2007	By:	/s/ RONALD F. VALENTA
Ronald F. Valenta
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release of General Finance Corporation dated September 14, 2007.